Fees Summary	Oct. 20, 2025 USD ($)
Fees Summary [Line Items]
Total Offering	$ 4,311,473.32
Previously Paid Amount	0.00
Total Fee Amount	595.41
Total Offset Amount	0.00
Net Fee	$ 595.41